Exhibit 99.1

Compass Diversified to Discuss Differentiated Permanent Capital Model, Portfolio Transformation, Strong Financial Performance and 2020 Outlook at Virtual Investor Day

Presentations Begin Today at 1:00 PM ET, Available via Webcast at IR.CompassDiversified.com

Westport, Conn., December 10, 2020 – Compass Diversified (NYSE: CODI) (“CODI” or the “Company”), an owner of leading middle market businesses, today will host its 2020 Virtual Investor Day, where it will discuss how CODI’s differentiated permanent capital model has positioned the Company for growth in 2020 and the Company’s anticipated outlook for 2021. The event will also include a presentation from Shawn Neville, CEO of BOA Technology (“BOA”), CODI’s newest subsidiary company, acquired in October 2020.

“We are excited to update the investor community on CODI’s significant progress in 2020 and our optimism for the year ahead,” said Elias Sabo, Chief Executive Officer of CODI. “CODI’s permanent capital model has enabled our team to transform our portfolio over the past three years and provided us with what we believe is a clear structural advantage in the current dislocated market. We are confident that our capital allocation strategy, active management style and diverse group of subsidiaries have positioned us to proactively execute on our growth strategy and we expect that these factors will drive meaningful shareholder value in 2021 and beyond.”

Compelling Value Proposition
In today’s presentation, CODI will outline the central tenants that continue to drive the Company’s performance:

•Permanent capital model allows the Company to be patient in acquiring and actively managing leading middle market businesses.
•Active management style focuses on core areas that translate into the highest value creation for shareholders.
•Management team is fully aligned with shareholders and invests alongside them.
•Diverse set of niche, market-leading companies reduces the volatility in CODI’s financial results, and the recent acquisitions of BOA and Marucci only serve to further enhance that diversification and the breadth of end markets served, as well as strengthen CODI’s overall growth prospects.
Presentation from Newest Subsidiary – BOA Technology
Over the past nearly two decades, the BOA Fit System has become the global leader in performance fit solutions integrated into market-leading, well-known premium brand partner products. At today’s event, BOA CEO, Shawn Neville, will provide an overview of BOA’s:

•History and expansion into new categories;
•Competitive advantages including diverse intellectual property portfolio;
•Large and growing addressable consumer market; and
•Focus on being a good corporate citizen and doing good for its communities and the environment.

Continued Strong Financial Performance
In today’s presentation, CODI will also discuss the Company’s strong financial position, including:

•How CODI’s strong balance sheet positioned the Company to execute on the compelling acquisitions of Marucci Sports and BOA in 2020;
•CODI’s leverage ratio history and optimum leverage level for the business;
•Efforts to drive CODI’s cost of capital lower;
•2020 financial performance substantially exceeding expectations; and
•Providing an update on guidance, including that CODI expects to be at the higher end of the previously disclosed guidance for 2020.
Webcast Information
Today’s Virtual Investor Day will begin at 1:00 pm ET. A live video webcast including audio, video, presentation materials and an archived replay, is available here: 2020 Virtual Investor Day, or on the investor relations page of the Company’s website IR.CompassDiversified.com. Please allow extra time prior to the start of the event to download any necessary software that may be needed to view the webcast.

About Compass Diversified (“CODI”)
CODI owns and manages a diverse set of highly defensible North American middle market businesses. Each of its current subsidiaries is a leader in its niche market. For more information, visit compassdiversified.com.
Leveraging its permanent capital base, long-term disciplined approach and actionable expertise, CODI maintains controlling ownership interests in each of its subsidiaries, maximizing its ability to impact long-term cash flow generation and value creation. The Company provides both debt and equity capital for its subsidiaries, contributing to their financial and operating flexibility. CODI utilizes the cash flows generated by its subsidiaries to invest in the long-term growth of the Company and has consistently generated strong returns through its culture of transparency, alignment and accountability.

Our ten majority-owned subsidiaries are engaged in the following lines of business:
•The design and marketing of purpose-built technical apparel and gear serving a wide range of global customers (5.11);
•The manufacture of quick-turn, small-run and production rigid printed circuit boards (Advanced Circuits);
•The manufacture of engineered magnetic solutions for a wide range of specialty applications and end-markets (Arnold Magnetic Technologies);
•The design and marketing of dial-based fit systems that deliver performance fit across footwear, headwear and medical bracing products (BOA Technology);
•The design and marketing of wearable baby carriers, strollers and related products (Ergobaby);
•The design and manufacture of custom molded protective foam solutions and OE components (Foam Fabricators);
•The design and manufacture of premium home and gun safes (Liberty Safe);
•The design and manufacture of baseball and softball equipment and apparel (Marucci Sports);

•The manufacture and marketing of portable food warming systems used in the foodservice industry, creative indoor and outdoor lighting, and home fragrance solutions for the consumer markets (Sterno); and
•The design, manufacture and marketing of airguns, archery products, optics and related accessories (Velocity Outdoor).

Forward-Looking Statements
This press release contains, and the webcast will contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements as to the future performance or liquidity of CODI and its subsidiaries, such as expectations regarding our 2020 guidance or 2021 outlook as well as other statements with regard to the future performance of CODI and its subsidiaries.

We may use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “seek,” “look,” and similar expressions to identify forward-looking statements. The forward-looking statements contained in this press release and webcast involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in CODI’s annual report on Form 10-K and its quarterly reports on Form 10-Q. Other factors that could cause actual results to differ materially include: the impact, in the near, medium and long-term, of the COVID-19 pandemic or social or political unrest on our business, results of operations, financial position, liquidity, cash flows or ability to make distributions; our business prospects and the prospects of our portfolio companies; the impact of investments that we make or expect to make; the dependence of our future success on the general economy and its impact on the industries in which we operate; the ability of our portfolio companies to achieve their objectives; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; changes in the economy, financial markets and political environment; risks associated with possible disruption in CODI’s operations or the economy generally due to terrorism, natural disasters, social, civil and political unrest or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); and other considerations that may be disclosed from time to time in CODI’s publicly disseminated documents and filings. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. Although, except as required by law, CODI undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that CODI may make directly to you or through reports that it in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts

Investor Relations:
The IGB Group
Leon Berman
212-477-8438
lberman@igbir.com

Media Contact:
Joele Frank, Wilkinson Brimmer Katcher
Jon Keehner / Kate Thompson / Julia Sottosanti
212-355-4449